Exhibit 10.38

JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

JAN 29, 2009

OUR L/C NO.: TPTS-728215

TO:	APPLICANT:
SEI DAILY INCOME TRUST PRIME OBLIGATION FUND	SEI INVESTMENTS COMPANY 1 FREEDOM VALLEY DRIVE OAKS, PA 19456
ATTN: TIM BARTO
1 FREEDOM VALLEY DRIVE
OAKS, PA 19456

WE HAVE ESTABLISHED OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR AS DETAILED HEREIN SUBJECT TO ISP98

DOCUMENTARY CREDIT NUMBER:	TPTS-728215

FURTHER IDENTIFICATION:	ISSUE

DATE OF ISSUE:	JANUARY 29, 2009

BENEFICIARY:	SEI DAILY INCOME TRUST PRIME
OBLIGATION FUND
ATTN: TIM BARTO
1 FREEDOM VALLEY DRIVE
OAKS, PA 19456

APPLICANT:	SEI INVESTMENTS COMPANY
1 FREEDOM VALLEY DRIVE
OAKS, PA 19456

DATE AND PLACE OF EXPIRY:	DECEMBER 2, 2009
AT OUR COUNTER

DOCUMENTARY CREDIT AMOUNT:	USD5,000,000.00

AVAILABLE WITH:	JPMORGAN CHASE BANK, N.A.
BY PAYMENT

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL 12 MONTH PERIODS FROM THE

155644 Arelis Rivera	Page 1 of 3

JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

JAN 29, 2009

OUR L/C NO.: TPTS-728215

PRESENT OR EACH FUTURE EXPIRATION DATE, UNLESS AT LEAST 30 DAYS PRIOR TO THE CURRENT EXPIRY DATE WE SEND NOTICE IN WRITING TO YOU VIA SWIFT, OR HAND DELIVERY AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO AUTOMATICALLY EXTEND THIS LETTER OF CREDIT FOR ANY ADDITIONAL PERIOD. UPON SUCH NOTICE TO YOU, YOU MAY DRAW ON US AT SIGHT FOR AN AMOUNT NOT TO EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE THEN-APPLICABLE EXPIRY DATE, BY YOUR SWIFT OR PRESENTATION OF YOUR DRAFT AND DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR OFFICIALS READING AS FOLLOWS:

QUOTE

THE AMOUNT OF THIS DRAWING USD                      UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NUMBER TPTS-728215 REPRESENTS FUNDS DUE US AS WE HAVE RECEIVED NOTICE FROM JPMORGAN CHASE BANK, N.A. OF THEIR DECISION NOT TO AUTOMATICALLY EXTEND LETTER OF CREDIT NUMBER TPTS-728215 AND THE UNDERLYING OBLIGATION REMAINS OUTSTANDING.

UNQUOTE

IN THE EVENT THIS LETTER OF CREDIT IS SUBSEQUENTLY AMENDED BY US TO RESCIND A NOTICE OF NON-EXTENSION AND TO EXTEND THE EXPIRY DATE HEREOF TO A FUTURE DATE, SUCH EXTENSION SHALL BE FOR THAT SINGLE PERIOD ONLY AND THIS LETTER OF CREDIT WILL NOT BE SUBJECT TO ANY FUTURE AUTOMATIC EXTENSIONS UNLESS OTHERWISE STATED.

ADDITIONAL DETAILS:

THIS LETTER OF CREDIT IS AVAILABLE WITH JPMORGAN CHASE BANK, N.A. AGAINST PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON JPMORGAN CHASE BANK, N.A., WHEN ACCOMPANIED BY THE DOCUMENTS INDICATED HEREIN.

BENEFICIARY’S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS OFFICIALS READING AS FOLLOWS:

“THE AMOUNT OF THIS DRAWING, USD                     , UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NO. TPTS-728215 REPRESENTS FUNDS DUE US AS SEI INVESTMENTS COMPANY HAS FAILED TO PAY A REQUIRED CONTRIBUTION AMOUNT AS REQUIRED BY THE CAPITAL SUPPORT AGREEMENT BETWEEN SEI INVESTMENTS COMPANY AND SEI DAILY INCOME TRUST PRIME OBLIGATION FUND.”

ALL CORRESPONDENCE AND ANY DRAWINGS HEREUNDER ARE TO BE DIRECTED TO

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JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

JAN 29, 2009

OUR L/C NO.: TPTS-728215

JPMORGAN CHASE BANK, N.A. C/O JPMORGAN TREASURY SERVICES, STANDBY LETTER OF CREDIT DEPT. 4TH FL. 10420 HIGHLAND MANOR DRIVE, TAMPA, FLORIDA 33610. CUSTOMER INQUIRY NUMBER IS 1-800-634-1969 CHOOSE OPTION 1. E-MAIL ADDRESS IS: GTS.CLIENT.SERVICES@JPMCHASE.COM. PLEASE HAVE OUR REFERENCE NUMBER AVAILABLE WHEN YOU CONTACT US.

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED.

THE NUMBER AND THE DATE OF OUR CREDIT AND THE NAME OF OUR BANK MUST BE QUOTED ON ALL DRAFTS REQUIRED.

EXCEPT AS OTHERWISE SPECIFIED HEREIN, THE LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (1998), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.

THIS LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

/s/ Jon P. Pierson
AUTHORIZED SIGNATURE
Jon P. Pierson
Assistant Vice President

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